TRAVELERS SERIES FUND INC.
on behalf of the
INVESCO Global Strategic Income Portfolio

Supplement dated June 30, 2000
to Prospectus dated February 28, 2000

At a meeting of the Board of Directors of the Travelers Series Fund Inc. (the "Fund") held on June 28, 2000, the Directors approved an interim sub-advisory agreement and subject to shareholder approval, a new Sub-Advisory Agreement ("Agreement") with Salomon Brothers Asset Management Inc. ("SaBAM"), on behalf of the INVESCO Global Strategic Income Portfolio (the "Portfolio"). SaBAM is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). The Portfolio's adviser, Travelers Investment Adviser Inc. ("TIA") is an indirect wholly owned subsidiary of Citigroup. The Directors also approved the resignation of INVESCO Inc. ("INVESCO") as sub-adviser to the Portfolio and the subsequent termination of the current sub-advisory agreement. The interim sub-advisory agreement will commence on July 3, 2000 and will terminate on the later of 120 days or upon shareholder approval of the Agreement. If the 120 days expires without shareholder approval of the Agreement, TIA would manage the Portfolio without the assistance of a sub-adviser until the Board of Directors determines that additional action is appropriate. Both the interim sub-advisory agreement and the Agreement obligate the sub-adviser to provide investment advisory services. The interim agreement is identical to the current sub-advisory agreement with INVESCO in all material respects. There are no material changes in its terms and conditions and no change in fees. The Agreement would provide for fees to be paid by the adviser to the sub-adviser at a rate to be agreed upon from time to time, but in no instance to exceed the fees currently being paid to the adviser.

Peter Wilby, a Managing Director of SaBAM and senior portfolio manager for other SaBAM fixed income portfolios will serve as the Portfolio's portfolio manager under both the interim agreement and the Agreement if approved by shareholders. Mr. Wilby has 16 years of investment management experience and has been with SaBAM since 1989. SaBAM employs a team approach utilizing its investment resources and currently manages approximately $23 billion in separate accounts, mutual funds, partnerships and variable annuities.

Effective as of June 28, 2000, the Board of Directors of the Fund has approved a name change for the Portfolio, which is a series of the Fund, to Salomon Brothers Global High Yield Portfolio. This name change does not represent a change in either investment objectives or investment policies.

The above information supplements and to the extent inconsistent therewith, replaces the information set forth in the Prospectus.


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